UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds B A L A N C E D F U N D Annual Report August 31, 2005 Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

Goldman Sachs Balanced Fund The Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and invests in fixed income securities.The Fund s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fl uctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.The Fund s balanced objective seeks to reduce the volatility associated with investing in a single market.There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility. NOT FDIC-INSURED May Lose Value No Bank Guarantee

G O L D M A N S A C H S B A L A N C E D F U N D What Differentiates Goldman Sachs Balanced Fund Investment Process? The Balanced Fund is a diversified investment portfolio that utilizes an asset allocation process of strategically selecting different asset classes such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs approach to asset allocation combines our global presence, extensive market knowledge and risk management expertise. 1 D I V E R S I F I E D A S S E T A L L O C AT I O N I N O N E F U N D GOLDMAN SACHS The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of BALANCED FUND stocks and the regular income potential of bonds. INVESTMENT PROCESS Growth Value Fixed 2 T H E A D VA N TA G E O F G R O W T H A N D VA L U E I N V E S T I N G Equity Equity Income When selecting stocks for the Fund s equity portion, we employ two distinct, complementary 3 3 strategies value and growth. This approach provides diversified equity participation and limits potential performance Equity Fixed swings that can result from styles moving in and out of favor in different market environments. Income Diversification does not protect an investor from market risk and does not ensure a profit. Quarterly Re-balancing 3 R E S E A R C H I N T E N S I V E A P P R O A C H 3 In equity investing, we take an intensive, hands on approach to research, including meeting with company management to gain an in depth understanding of a company s long-term Goldman Sachs business objectives.We also meet with a company s customers, competitors and suppliers so Balanced Fund that we have insight into industry wide trends. In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance.We emphasize fundamental credit expertise. Our team scrutinizes factors that could impact a bond s performance over time similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund s risk profile. 4 B E N E F I T F R O M A C O M P R E H E N S I V E , M U LT I - T E A M A P P R O A C H The Fund s portfolio comprises the ideas of four experienced Goldman Sachs investment teams: Goldman Sachs Value Team: A group of investment professionals with over 185 years combined investment experience, focused on quality equity investments selling at compelling valuations. Goldman Sachs Growth Team: A group of investment professionals with over 250 years combined investment experience, focused on the long-term ownership of growing equity investments. Goldman Sachs Global Fixed Income Team: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy. Quantitative Research Team: Actively manages the stock vs. bond allocation, reallocating on a quarterly basis to provide an additional level of active management. 1

G O L D M A N S A C H S B A L A N C E D F U N D Portfolio Results Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Balanced Fund during the one-year reporting period that ended August 31, 2005. Performance Review For the one-year period that ended August 31, 2005, the Fund s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.80%, 8.00%, 8.00%, 10.36% and 8.66%, respectively. These returns compare to the 12.56% and 4.15% cumulative total returns of the Fund s benchmarks, the S P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index (with dividends reinvested), respectively. As in the past, the Fund typically allocates a portion of its assets in both equity and fixed income securities. As the benchmark returns indicate, the equity market, as measured by the S P 500 Index, significantly outperformed the fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, over the fiscal year. Therefore, the Fund s allocation to fixed income securities caused it to lag the equity benchmark. Conversely, its allocation to equities helped it to outperform the fixed income b enchmark. Asset Allocation Equities As of August 31, 2005, the Fund was 53.4% invested in growth and value equities. As bottom-up stock pickers, both the Growth and Value equity teams focus on the real worth of the business and, to the extent that they find several businesses in related industries that have long-term appreciation potential, they may develop an overweight in a particular sector. With this in mind, at the end of the reporting period, the Fund s largest sector weightings were in Technology, Energy and Finance. Convers ely, the smallest sector weightings were in Transportation, Cyclicals and Basic Materials. 2

G O L D M A N S A C H S B A L A N C E D F U N D Equity Sector Allocation (Percentage of Equities) as of August 31, 2005 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of the Fund s market value in equity securities. Fixed Income As of August 31, 2005, the Fund was 46.6% invested in fixed income securities. Over the past 12 months, the portfolio favored a higher quality, defensive bias, expressed through our overweight to Treasuries and underweight to mortgage securities and investment grade corporate bonds. We based this high quality bias on historically low spreads, diminishing fundamentals and unattractive valuations. Over the period, we also maintained tactical overweight allocations to emerging market debt and hi gh yield corporate bonds, as we believed these riskier segments offered more attractive valuations and continued improvement in a globally low interest rate environment. Within the emerging market debt sector, the portfolio held sizable positions in oil exporting countries such as Ecuador and Venezuela, which benefited from oil s 60% appreciation over the past 12 months. 3

G O L D M A N S A C H S B A L A N C E D F U N D Fixed Income Sector Allocation (Percentage of Fixed Income) as of August 31, 2005 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of the Fund s market value in fixed income securities. Short-term investments include repurchase agreement and securities lending collateral. Portfolio Highlights The top sectors in the value portion of the Fund included Health Care, Consumer Cyclicals and Energy, while Technology and Finance lagged the market. In the growth portion of the portfolio, stocks in the Health Care and Producer Goods Services sectors enhanced results, while holdings in the Media and Finance sectors were a drag on performance. Over the one-year period, there were a number of holdings that generated strong results for the Fund. 4

G O L D M A N S A C H S B A L A N C E D F U N D VALUE EQUITY Burlington Resources, Inc. Burlington Resources was an Energy holding that contributed positively to results over the period. We have had a positive view toward Energy stocks, particularly those with strong reserve positions, low finding-and-development cost structures, and good capital allocation disciplines. We trimmed the Fund s position in Burlington as it approached our valuation target in August 2005. Activision, Inc. In Technology, video game publisher Activision posted strong returns on expected profits from next-generation software it will offer for use with Microsoft s Xbox 360, due for release later this fall or in early 2006. The company continues to be our favorite investment in the sector and has been a long-term top performer for the Fund. May Department Stores Co. In the Consumer Cyclicals sector, May Department Stores enhanced results. Its shares appreciated after the company announced a merger with Federated Department Stores. GROWTH EQUITY Crown Castle International Corp. Crown Castle s stock was up as the company refinanced its balance sheet, turning its high yield debt into lower yielding debt, effectively decreasing its annual interest expense. This translates into a $50 million increase in free cash flow for the tower company. We believe the nature of the tower industry ensures transparency in revenue and earnings growth because these businesses are able to lock their wireless telephone and broadcast customers into long-term contracts. Microsoft Corp. Microsoft enjoyed positive sentiment as investors were reminded of the company s strong pipeline of products during a recent meeting with financial analysts. Among other projects, Microsoft s Xbox 360 is on track for launch later this fall or early 2006. The Charles Schwab Corp. Charles Schwab s stock soared during the fiscal year. The company expanded return-on-equity (ROE) by 7%, boosted operating margins, and reduced headcount, which contributed to strong operating leverage. In addition, client assets grew to an all-time high of $1.1 trillion and asset management fees now equal about half of total revenue. We are pleased that Schwab is having success in converting its clients over to a fee-based model. We believe this transition from relying mostly on trading revenue to a more stable and recurring form of revenue should help stabilize the company s earnings in difficult market conditions. 5

G O L D M A N S A C H S B A L A N C E D F U N D FIXED INCOME During the one-year reporting period, the yield curve flattened considerably, with shorter-term interest rates rising while longer-term rates declined. In response to strengthening economic data and rising oil prices, the U.S. Federal Reserve Board ( the Fed ) raised the overnight lending rate in eight 25 basis point moves over the reporting period, bringing the federal funds rate to 3.50%. The Fed continues to suggest they are on schedule to continue raising rates throughout the remainder of 2005. The prim ary contributors to the Fund s fixed income performance over the period were security selection of emerging market debt, mortgage pass-throughs, and collateralized mortgage obligations. The Fund s short duration and term structure strategies also enhanced returns, as rates sold off considerably over the short to intermediate regions of the curve over the reporting period. Conversely, an overall underweight to the mortgage sector detracted from returns as mortgages performed well over the period. The mortgag e sector s strong performance was due in part to strong demand from banks and overseas investors. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Value Investment Team, Goldman Sachs Growth Equity Investment Team, Goldman Sachs Fixed Income Investment Team New York, September 22, 2005 6

G O L D M A N S A C H S B A L A N C E D F U N D Fund Basics as of August 31, 2005 Assets Under Management P E R F O R M A N C E R E V I E W Fund Total Return S P 500 Lehman Brothers $232.8 Million September 1, 2004 August 31, 2005 (based on NAV)(1) Index(2) Aggregate Bond Index(2) Class A 8.80% 12.56% 4.15% Class B 8.00 12.56 4.15 Number of Holdings Class C 8.00 12.56 4.15 Institutional 10.36 12.56 4.15 Service 8.66 12.56 4.15 336 (1)The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund s performance reflects the reinvestment of dividends and other distributions. The Fund s performance does not reflect the deduction of any applicable sales charges. (2)The S P 500 Index is the Standard Poor s 500 Composite Index of 500 stocks, an unmanaged N A S D A Q S Y M B O L S index of common stock prices. The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any Class A Shares deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. GSBFX S TA N D A R D I Z E D T O TA L R E T U R N S (3) For the period ended 6/30/05 One Year Five Years Ten Years Since Inception Inception Date Class A 1.33% 0.57% 6.13% 7.18% 10/12/94 Class B Shares Class B 1.30 0.54 n/a 5.15 5/1/96 Class C 5.35 0.95 n/a 2.31 8/15/97 Institutional 7.58 2.11 n/a 3.48 8/15/97 GSBBX Service 7.03 1.61 6.61(4) 7.63(4) 10/12/94 (3)The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. Class C Shares They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred GSBCX sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized T otal Returns. (4)Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of the Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Institutional Shares Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance rat ings and GSBIX rankings for a class of shares. The returns represent past performance. Past performance does not guarantee future results. The Fund s investment return and principal value will fluctuate so that an investor s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds Service Shares to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. GSBSX T O P 1 0 E Q U I T Y H O L D I N G S A S O F 8 / 3 1 / 0 5 (5) Holding % of Net Assets Line of Business Exxon Mobil Corp. 1.8% Oil Gas Microsoft Corp. 1.8 Computer Software Citigroup, Inc. 1.4 Banks Bank of America Corp. 1.3 Banks Freddie Mac 1.1 Financials J.P. Morgan Chase Co. 1.1 Banks Pfizer, Inc. 1.1 Drugs Medicine The McGraw-Hill Companies, Inc. 1.0 Commercial Services ChevronTexaco Corp. 0.9 Energy Resources First Data Corp. 0.9 Computer Services 7 (5)The top 10 equity holdings may not be representative of the Fund s future investments.

 GOLDMAN SACHS BALANCED FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on October 12, 1994 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Lehman Brothers Aggregate Bond Index (“LBAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry/ country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Balanced Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested October 12, 1994 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced October 12, 1994)
Excluding sales charges	7.79%	6.57%	1.42%	8.80%
Including sales charges	7.23%	5.97%	0.27%	2.84%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.23%	N/A	0.66%	8.00%
Including contingent deferred sales charges	5.23%	N/A	0.26%	2.94%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.47%	N/A	0.66%	8.00%
Including contingent deferred sales charges	2.47%	N/A	0.66%	6.99%

Institutional Class (commenced August 15, 1997)	3.77%	N/A	2.02%	10.36%

Service Class (commenced August 15, 1997)	3.09%	N/A	1.31%	8.66%

GOLDMAN SACHS BALANCED FUND

Statement of Investments

August 31, 2005

Shares

	Description	Value
Common Stocks – 54.1%

Audio & Visual Equipment – 0.2%
3,480	Harman International Industries, Inc.	$359,832

Banks – 3.9%
68,394	Bank of America Corp.	2,942,994
72,199	Citigroup, Inc.	3,160,150
9,090	Commerce Bancorp, Inc.(a)	306,515
75,843	J.P. Morgan Chase & Co.	2,570,319

		8,979,978

Beverages – 1.2%
5,290	Fortune Brands, Inc.	460,124
33,860	PepsiCo, Inc.	1,857,221
9,970	The Coca-Cola Co.	438,680

		2,756,025

Biotechnology – 0.7%
18,980	Amgen, Inc.*	1,516,502

Broadcasting & Cable/ Satellite TV – 0.5%
3,616	Clear Channel Communications, Inc.	120,413
24,630	Univision Communications, Inc.*	662,547
13,320	Westwood One, Inc.	270,795

		1,053,755

Brokers – 0.2%
5,166	Lehman Brothers Holdings, Inc.	545,840

Chemical – 0.7%
15,248	Rohm & Haas Co.	661,916
20,083	The Dow Chemical Co.	867,585

		1,529,501

Commercial Services – 1.5%
10,990	ARAMARK Corp. Class B	300,247
20,200	Moody’s Corp.	992,022
45,980	The McGraw-Hill Companies, Inc.	2,217,155

		3,509,424

Computer Hardware – 1.0%
6,156	CDW Corp.	363,696
52,720	Dell, Inc.*	1,876,832

		2,240,528

Computer Services – 0.9%
52,252	First Data Corp.	2,171,071

Computer Software – 2.9%
37,081	Activision, Inc.*	828,760
20,180	Electronic Arts, Inc.*	1,155,911
1,500	International Business Machines Corp.	120,930
149,853	Microsoft Corp.	4,105,972
32,938	Oracle Corp.*	427,206

		6,638,779

Consumer Durables – 0.3%
21,676	Masco Corp.	665,020

Defense/ Aerospace – 0.5%
10,104	General Dynamics Corp.	1,157,817

Diversified Energy – 0.2%
4,900	Equitable Resources, Inc.	369,460

Drugs – 0.4%
14,800	Abbott Laboratories	667,924
13,700	Bristol-Myers Squibb Co.	335,239

		1,003,163

Drugs & Medicine – 1.6%
9,200	Eli Lilly & Co.	506,184
96,885	Pfizer, Inc.	2,467,661
17,530	Wyeth	802,699

		3,776,544

Electrical Equipment – 0.8%
63,101	Tyco International Ltd.	1,756,101

Electrical Utilities – 2.1%
12,951	Dominion Resources, Inc.	990,492
17,496	Entergy Corp.	1,310,625
19,547	Exelon Corp.	1,053,388
8,588	FirstEnergy Corp.	438,246
37,134	PPL Corp.	1,186,803

		4,979,554

Energy – 0.6%
8,400	Energy Transfer Partners LP	310,716
13,300	Enterprise Products Partners LP	322,924
20,600	Magellan Midstream Partners LP	679,800
1,900	Williams Partners LP*	49,362

		1,362,802

Energy Resources – 2.2%
21,155	Burlington Resources, Inc.	1,561,027
35,968	ChevronTexaco Corp.	2,208,435
21,439	ConocoPhillips	1,413,688

		5,183,150

Environmental & Other Services – 0.3%
23,924	Waste Management, Inc.	656,235

Financials – 3.1%
21,040	Fannie Mae	1,073,882
44,215	Freddie Mac	2,669,702
18,846	Golden West Financial Corp.	1,149,417
8,110	Merrill Lynch & Co., Inc.	463,568
24,062	Morgan Stanley	1,224,034
44,980	The Charles Schwab Corp.	608,579

		7,189,182

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Investments (continued)
August 31, 2005

Shares

	Description	Value
Common Stocks – (continued)

Food & Beverage – 0.5%
17,643	Kraft Foods, Inc.	$546,933
10,297	Unilever NV	712,552

		1,259,485

Foods – 0.4%
14,050	Wm. Wrigley Jr. Co.	998,252

Gaming/ Lodging – 1.7%
18,100	Carnival Corp.	893,054
40,770	Cendant Corp.	829,262
15,760	GTECH Holdings Corp.	450,421
12,040	Harrah’s Entertainment, Inc.	837,502
10,980	Marriott International, Inc.	694,046
5,110	Starwood Hotels & Resorts Worldwide, Inc. Class B	297,913

		4,002,198

Home Products – 0.4%
26,304	Newell Rubbermaid, Inc.	616,303
4,774	The Clorox Co.	274,839

		891,142

Household/ Personal Care – 0.7%
7,650	Avon Products, Inc.	251,073
24,969	The Procter & Gamble Co.	1,385,280

		1,636,353

Insurance – 0.4%
26,720	Willis Group Holdings Ltd.	935,200

Internet & Online – 0.6%
3,290	Google, Inc.*	940,940
12,150	Yahoo!, Inc.*	405,081

		1,346,021

Media – 0.5%
20,921	News Corp.	339,129
34,076	The Walt Disney Co.	858,375

		1,197,504

Medical Products – 2.0%
22,335	Baxter International, Inc.	900,771
3,670	C.R. Bard, Inc.	236,091
4,550	Fisher Scientific International, Inc.*	293,384
21,170	Medtronic, Inc.	1,206,690
6,310	St. Jude Medical, Inc.*	289,629
18,990	Stryker Corp.	1,035,905
7,120	Zimmer Holdings, Inc.*	585,050

		4,547,520

Motor Vehicle – 0.2%
11,637	Autoliv, Inc.	517,847

Movies & Entertainment – 1.7%
118,447	Time Warner, Inc.	2,122,570
54,073	Viacom, Inc. Class B	1,837,942

		3,960,512

Networking & Telecommunication Equipment – 0.7%
89,430	Cisco Systems, Inc.*	1,575,757

Oil & Gas – 3.1%
28,580	Canadian Natural Resources Ltd.	1,408,137
71,188	Exxon Mobil Corp.	4,264,161
24,240	Suncor Energy, Inc.	1,436,462

		7,108,760

Oil Services – 0.2%
5,740	BJ Services Co.	362,079

Oil Well Services & Equipment – 0.6%
16,370	Schlumberger Ltd.	1,411,585

Other Energy – 0.4%
17,708	Baker Hughes, Inc.	1,040,345

Paper & Packaging – 0.3%
34,430	Packaging Corp. of America	721,653

Parts & Equipment – 0.7%
10,045	American Standard Companies, Inc.	458,052
22,693	United Technologies Corp.	1,134,650

		1,592,702

Pharmacy Benefit Manager – 0.8%
27,390	Caremark Rx, Inc.*	1,279,935
13,900	Medco Health Solutions, Inc.*	684,853

		1,964,788

Producer Goods – 0.1%
4,850	W.W. Grainger, Inc.	311,952

Property Insurance – 1.2%
13,258	PartnerRe Ltd.	804,761
16,824	RenaissanceRe Holdings Ltd. Series B	762,295
14,733	The Allstate Corp.	828,142
7,022	XL Capital Ltd.	488,029

		2,883,227

Publishing – 0.6%
20,090	Lamar Advertising Co.*	808,020
5,070	The E.W. Scripps Co.	253,500
7,770	Valassis Communications, Inc.*	306,371

		1,367,891

Regional Banks – 1.3%
31,625	KeyCorp	1,047,420
24,703	PNC Financial Services Group	1,389,050
22,510	U.S. Bancorp	657,742

		3,094,212

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares

	Description	Value
Common Stocks – (continued)

REITs – 1.3%
15,391	Apartment Investment & Management Co.	$614,101
13,795	Developers Diversified Realty Corp.	662,022
30,746	iStar Financial, Inc.	1,275,037
15,391	Plum Creek Timber Co., Inc.	565,619

		3,116,779

Retail Apparel – 0.6%
4,078	Federated Department Stores, Inc.	281,333
14,076	J. C. Penney Co., Inc.	684,516
28,031	The Gap, Inc.	532,869

		1,498,718

Retailing – 1.8%
28,850	Lowe’s Companies, Inc.	1,855,343
20,040	PETCO Animal Supplies, Inc.*	443,285
4,990	Target Corp.	268,213
34,750	Wal-Mart Stores, Inc.	1,562,360

		4,129,201

Semiconductors – 1.7%
18,400	Intel Corp.	473,248
34,730	Linear Technology Corp.	1,317,309
53,510	QUALCOMM, Inc.	2,124,882

		3,915,439

Specialty Financials – 0.8%
16,360	Alliance Capital Management Holding LP	723,439
9,155	American Capital Strategies Ltd.	345,418
17,747	Countrywide Financial Corp.	599,671
6,662	Washington Mutual, Inc.	277,006

		1,945,534

Telecommunications – 2.3%
32,840	American Tower Corp.*	782,906
27,680	Crown Castle International Corp.*	685,357
85,073	SBC Communications, Inc.	2,048,558
45,291	Sprint Corp.	1,174,394
19,573	Verizon Communications, Inc.	640,233

		5,331,448

Tobacco – 0.4%
13,199	Altria Group, Inc.	933,169

Transports – 0.1%
4,723	United Parcel Service, Inc. Class B	334,813

Trust/ Processors – 0.2%
18,205	The Bank of New York Co., Inc.	556,527

TOTAL COMMON STOCKS
(Cost $102,572,205)		$125,888,876

Principal	Interest	Maturity
Amount•	Rate	Date
			Value
Corporate Bonds – 6.4%

Aerospace/ Defense – 0.1%
Alliant Techsystems, Inc.
$124,999	8.50%	05/15/2011	$132,500
Bombardier Capital, Inc. Series A(b)
75,000	6.13	06/29/2006	75,563
Bombardier, Inc.(b)
50,000	6.30	05/01/2014	45,250

			253,313

Airlines – 0.0%
Northwest Airlines, Inc. – Trust Series A
12,300	8.26	03/10/2006	11,931

Automotive – 0.9%
DaimlerChrysler NA Holding Corp.(c)
450,000	3.86	09/10/2007	451,588
Dana Corp.
475,000	5.85	01/15/2015	420,375
Ford Motor Co.
75,000	6.63	10/01/2028	55,500
Ford Motor Credit Co.
200,000	6.88	02/01/2006	201,330
175,000	6.63	06/16/2008	174,938
25,000	5.70	01/15/2010	23,500
General Motors Acceptance Corp.
200,000	6.75	01/15/2006	201,184
EUR 150,000	4.00	02/09/2006	185,453
125,000	5.75	02/14/2006	155,545
$200,000	6.88	09/15/2011	189,397

			2,058,810

Banks – 0.9%
ANZ Capital Trust I(b)(d)
125,000	4.48	01/15/2010	124,020
Astoria Financial Corp.
150,000	5.75	10/15/2012	156,338
Bank United Corp.
50,000	8.88	05/01/2007	53,202
Development Bank of Singapore Ltd.(b)(c)
325,000	5.00	11/15/2019	327,670
Greenpoint Bank
125,000	9.25	10/01/2010	150,800
GreenPoint Financial Corp.
125,000	3.20	06/06/2008	121,349
HBOS Capital Funding LP(b)(c)(d)
225,000	6.07	06/30/2014	243,043

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Investments (continued)
August 31, 2005

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Banks – (continued)
MIZUHO Financial Group (Cayman)(b)
$175,000	5.79%	04/15/2014	$186,201
MIZUHO JGB Investment LLC(b)(c)(d)
100,000	9.87	06/30/2008	112,847
Popular N.A. Capital Trust I
125,000	6.56	09/15/2034	136,294
Popular North America, Inc.
150,000	3.88	10/01/2008	147,183
Popular North America, Inc. Series E
100,000	6.13	10/15/2006	102,048
Sovereign Bancorp, Inc.(c)
125,000	4.17	08/25/2006	125,255
Washington Mutual, Inc.
100,000	8.25	04/01/2010	114,424

			2,100,674

Chemicals – 0.0%
The Lubrizol Corp.
75,000	4.63	10/01/2009	74,839

Diversified Manufacturing – 0.2%
Tyco International Group SA
400,000	6.38	02/15/2006	404,208

Electric – 0.3%
CenterPoint Energy, Inc. Series B
25,000	7.25	09/01/2010	27,636
FirstEnergy Corp. Series C
260,000	7.38	11/15/2031	317,659
TXU Corp.
325,000	4.80	11/15/2009	319,729

			665,024

Energy – Integrated – 0.1%
Amerada Hess Corp.
150,000	7.13	03/15/2033	179,299

Entertainment – 0.0%
Time Warner Entertainment Co.
25,000	8.38	03/15/2023	31,357

Food & Beverage – 0.0%
Tyson Foods, Inc.
50,000	7.25	10/01/2006	51,486

Gaming – 0.2%
Caesars Entertainment, Inc.
125,000	8.88	09/15/2008	137,969
50,000	7.50	09/01/2009	54,688
Harrahs Operating Co., Inc.
250,000	5.50	07/01/2010	256,932
MGM Mirage, Inc.
50,000	8.50	09/15/2010	54,875

			504,464

Life Insurance – 0.1%
Prudential Funding LLC(b)
200,000	6.60	05/15/2008	212,402

Media – Cable – 0.6%
Comcast Cable Communications Holdings, Inc.
40,000	8.38	03/15/2013	48,498
325,000	9.46	11/15/2022	455,437
Comcast Cable Communications, Inc.
100,000	6.38	01/30/2006	100,868
Cox Communications, Inc.
325,000	4.63	01/15/2010	321,976
Cox Enterprises, Inc.(b)
250,000	4.38	05/01/2008	247,512
Lenfest Communications, Inc.
200,000	8.38	11/01/2005	201,289
Rogers Cable, Inc.
100,000	5.50	03/15/2014	94,000

			1,469,580

Media – Non Cable – 0.2%
Clear Channel Communications, Inc.
375,000	8.00	11/01/2008	406,009

Noncaptive – Financial – 0.2%
Citigroup, Inc.
275,000	5.00	09/15/2014	279,886
PHH Corp.
275,000	6.00	03/01/2008	281,494

			561,380

Paper – 0.0%
Weyerhaeuser Co.
75,000	6.00	08/01/2006	76,109

Pipelines – 0.3%
CenterPoint Energy Resources Corp. Series B
75,000	7.88	04/01/2013	88,905
225,000	5.95	01/15/2014	240,281
Energy Transfer Partners
100,000	5.65 (b)	08/01/2012	101,127
150,000	5.95	02/01/2015	153,621
Enterprise Products Partners LP
100,000	4.95	06/01/2010	100,324

			684,258

Property/ Casualty Insurance – 0.7%
ACE INA Holdings, Inc.
150,000	8.30	08/15/2006	155,780
75,000	5.88	06/15/2014	78,337
ACE Ltd.
200,000	6.00	04/01/2007	205,167
Arch Capital Group Ltd.
250,000	7.35	05/01/2034	284,260
CNA Financial Corp.
65,000	6.75	11/15/2006	66,569
30,000	6.95	01/15/2018	32,343
50,000	7.25	11/15/2023	55,673
Liberty Mutual Group(b)
100,000	5.75	03/15/2014	100,265
50,000	7.00	03/15/2034	52,620

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Property/ Casualty Insurance – (continued)
QBE Insurance Group Ltd.(b)(c)
$225,000	5.65%		07/01/2023	$228,961
Royal & Sun Alliance Insurance Group(c)(d)
GBP 50,000	8.50		12/08/2014	105,572
SAFECO Corp.
$150,000	4.20		02/01/2008	148,735

				1,514,282

REITs – 0.3%
iStar Financial, Inc.
50,000	6.50		12/15/2013	52,462
iStar Financial, Inc. Series B
75,000	5.70		03/01/2014	76,466
Simon Property Group LP
200,000	6.88		10/27/2005	200,774
50,000	6.38		11/15/2007	52,068
150,000	7.00	(e)	06/15/2008	159,257
Summit Properties Partnership
250,000	7.20		08/15/2007	257,845

				798,872

Retailers – 0.1%
Wal-Mart Stores
125,000	5.25		09/01/2035	126,133

Technology(b) – 0.1%
Computer Associates, Inc.
250,000	4.75		12/01/2009	248,360

Tobacco – 0.1%
Altria Group, Inc.
100,000	6.38		02/01/2006	100,741
150,000	7.20		02/01/2007	155,525
25,000	7.00		11/04/2013	27,866
25,000	7.75		01/15/2027	29,856

				313,988

Wireless Telecommunications – 0.3%
America Movil SA de CV
425,000	4.13		03/01/2009	417,324
50,000	5.50		03/01/2014	50,284
100,000	6.38		03/01/2035	99,680

				567,288

Wirelines Telecommunications – 0.7%
Ameritech Capital Funding
50,000	6.25		05/18/2009	52,677
Deutsche Telekom International Finance BV
125,000	8.75		06/15/2030	169,492
Olivetti Finance NV
EUR25,000	7.75		01/24/2033	43,849
Qwest Corp.
$50,000	8.88		03/15/2012	54,812
SBC Communications, Inc.
200,000	4.13		09/15/2009	197,528
Sprint Capital Corp.
150,000	6.88		11/15/2028	172,769
Telecom Italia Capital(b)
100,000	4.00		01/15/2010	97,441
225,000	4.95		09/30/2014	223,439
TPSA Finance BV
175,000	7.75	(b)	12/10/2008	191,511
275,000	7.63		01/30/2011	314,303

				1,517,821

TOTAL CORPORATE BONDS
(Cost $14,538,134)				$14,831,887

Emerging Market Debt – 1.6%

Government of Israel
ILS1,180,000	7.50%		03/31/2014	$283,668
Ministry Finance of Russia
$600,000	3.00		05/14/2008	570,750
Republic of Argentina
218,750	4.01	(c)	08/03/2012	196,161
ARS200,000	0.00	(f)	09/30/2014	66,082
774,260	5.83		12/31/2033	306,619
Republic of El Salvador(b)
$60,000	7.65		06/15/2035	61,350
Republic of Guatemala(b)(e)
80,000	8.13		10/06/2019	87,800
Russian Federation(c)
310,000	5.00		03/31/2030	353,787
State of Qatar
210,000	9.75		06/15/2030	326,550
United Mexican States
MXN 17,900,000	8.00		12/19/2013	1,569,394

TOTAL EMERGING MARKET DEBT
(Cost $3,597,133)				$3,822,161

Mortgage-Backed Obligations – 16.8%

Adjustable Rate Federal National Mortgage Association (FNMA)(c) – 1.7%
$387,851	4.09%		09/01/2032	$396,359
665,684	4.38		12/01/2033	666,020
717,662	4.20		01/01/2034	714,588
1,258,164	4.25		02/01/2034	1,253,734
893,477	4.65		01/01/2035	893,664

				3,924,365

Federal Home Loan Mortgage Corp. (FHLMC) – 2.6%
166,138	8.00		07/01/2015	177,319
45,589	7.00		12/01/2015	47,541
147,079	6.50		07/01/2016	152,480

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Investments (continued)
August 31, 2005

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$88,859	7.50%	03/01/2027	$94,249
218,937	6.50	12/01/2029	227,442
352,622	7.00	04/01/2031	369,189
552,252	6.50	12/01/2031	570,977
287,761	7.00	07/01/2032	301,163
79,015	6.50	12/01/2032	81,657
2,193,713	6.50	01/01/2033	2,268,001
635,840	6.50	04/01/2033	657,347
1,147,882	6.50	04/01/2034	1,184,298

			6,131,663

Federal National Mortgage Association (FNMA) – 3.5%
132,220	7.00	01/01/2016	137,797
18,077	7.00	02/01/2016	18,839
1,000,001	5.00	12/01/2017	1,008,100
40,401	4.50	07/01/2018	40,123
968,126	4.50	02/01/2019	960,777
94,648	4.50	03/01/2019	93,930
247,719	4.50	05/01/2019	245,839
73,639	6.50	12/01/2029	76,524
102,224	7.00	11/01/2030	106,939
263,304	7.50	03/01/2031	278,315
885,159	6.50	07/01/2032	915,432
865,737	6.50	01/01/2033	896,315
2,415,602	6.50	03/01/2035	2,501,704
1,000,000	4.58	09/15/2035	997,383

			8,278,017

Collateralized Mortgage Obligations (CMOs) – 9.0%
Floater(c) – 0.3%
IMPAC Secured Assets Corp. Series 2004-3, Class 1A4
695,169	4.04	11/25/2034	696,787

Home Equity(c) – 2.3%
Countrywide Home Equity Loan Trust Series 2002-E, Class A
441,410	3.83	10/15/2028	441,548
Countrywide Home Equity Loan Trust Series 2003-A, Class A
1,099,003	3.92	03/15/2029	1,101,935
Countrywide Home Equity Loan Trust Series 2003-D, Class A
648,099	3.83	06/15/2029	648,123
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
1,133,591	3.85	02/15/2034	1,135,008
Countrywide Home Equity Loan Trust Series 2004-S, Class 1A
1,096,072	3.81	02/15/2030	1,096,415
IMPAC CMB Trust Series 2004-10, Class 2A
816,219	3.96	03/25/2035	817,182

			5,240,211

Interest Only(f) – 0.3%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
376,639	5.50	06/25/2033	47,182
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(b)(c)
2,868,733	1.43	03/13/2040	143,043
Countrywide Home Loan Trust Series 2003-42, Class 2X1(c)
1,966,154	0.39	10/25/2033	13,890
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
33,026	5.50	06/25/2033	1,582
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2(c)
400,687	5.25	07/25/2033	59,822
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)
267,640	0.78	07/25/2033	3,095
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)
278,749	0.60	08/25/2033	2,684
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP (b)(c)
1,796,875	2.00	05/15/2038	109,751
FHLMC Series 2541, Class QI
15,119	6.00	01/15/2029	—
FHLMC Series 2575, Class IB
311,308	5.50	08/15/2030	27,629
GNMA REMIC Trust Series 2002-79, Class IP
16,330	6.00	06/20/2028	71
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(c)
245,806	0.68	08/25/2033	3,094
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(c)
92,748	1.16	07/25/2033	1,854
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(b)(c)
3,563,802	1.70	02/11/2036	206,576
Washington Mutual Series 2003-AR04, Class X1(c)
511,144	1.18	01/25/2008	9,310
Washington Mutual Series 2003-AR07, Class X(c)
1,018,075	0.95	06/25/2008	14,864
Washington Mutual Series 2003-AR12, Class X(c)
1,054,944	0.50	02/25/2034	6,861

			651,308

Inverse Floaters(c) – 0.3%
FNMA Series 1993-248, Class SA
278,981	5.36	08/25/2023	273,456
GNMA Series 2001-48, Class SA
43,229	14.88	10/16/2031	52,696
GNMA Series 2001-51, Class SA
69,068	17.02	10/16/2031	88,942
GNMA Series 2001-51, Class SB
86,674	14.88	10/16/2031	101,277
GNMA Series 2001-59, Class SA
63,133	14.71	11/16/2024	77,266
GNMA Series 2002-13, Class SB
28,760	20.90	02/16/2032	39,939

			633,576

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
$296,712	8.33%	04/01/2030	$321,660

Non-Agency CMOs – 4.8%
Asset Securitization Corp. Series 1997-D4, Class A1D
395,714	7.49	04/14/2029	411,638
Countrywide Alternative Loan Trust Series 2005-31 Class 2A1(c)
984,014	3.94	08/25/2035	984,014
Countrywide Alternative Loan Trust Series 2005-38, Class A3(c)
990,653	3.99	09/25/2035	990,653
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
1,000,000	6.55	01/17/2035	1,040,778
CS First Boston Mortgage Securities Corp. Series 2004-AR2, Class 6A4(c)
357,439	3.97	03/25/2034	357,696
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
600,000	7.20	10/15/2032	669,919
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1(c)
516,375	4.02	11/25/2034	517,806
Sequoia Mortgage Trust Series 2004-12, Class A3(c)
695,587	3.96	09/20/2034	695,579
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2(c)
696,774	4.75	06/25/2034	691,238
Structured Asset Securities Corp. Series 2003-34A, Class 3A3(c)
316,882	4.70	11/25/2033	317,745
Washington Mutual Series 2005-AR11 Class A1A(c)
2,000,000	3.96	08/25/2045	2,000,000
Washington Mutual Series 2005-AR8, Class 2A1A(c)
1,483,073	3.93	07/25/2045	1,483,074
Wells Fargo Series 2005-AR16 Class 1A1
1,000,000	3.96	08/31/2035	1,003,594

			11,163,734

Planned Amortization Class (PAC) CMOs – 0.4%
FHLMC Series 2298, Class PD
63,790	6.50	03/15/2030	63,795
FNMA Series 1993-76, Class PJ
396,454	6.00	06/25/2008	403,248
FNMA Series 1994-75, Class J
506,247	7.00	10/25/2023	509,979

			977,022

Sequential Fixed Rate CMOs – 0.5%
CS First Boston Mortgage Securities Corp. Series 2002-5, Class PPA1
515,513	6.50	03/25/2032	531,032
Federal Home Loan Mortgage Corp. Series 2763, Class ZB
92,564	4.50	03/15/2019	92,160
FNMA REMIC Trust Series 2002-24, Class AE
579,233	6.00	04/25/2016	581,662

			1,204,854

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
(Cost $20,859,870)			$20,889,152

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $39,189,726)			$39,223,197

Agency Debentures – 5.9%

Federal Farm Credit Bank
$1,200,000	4.50%	08/08/2011	$1,198,887
1,000,000	4.40	04/25/2012	1,010,711
2,000,000	4.55	08/10/2012	2,041,450
Federal Home Loan Bank
1,000,000	5.38	02/15/2007	1,018,280
700,000	3.38	02/15/2008	688,045
1,000,000	4.08	04/26/2010	995,095
FHLMC
1,700,000	7.00	03/15/2010	1,899,092
FNMA
1,000,000	3.25	07/12/2006	994,135
1,500,000	7.25	01/15/2010	1,684,887
1,900,000	7.13	06/15/2010	2,142,831

TOTAL AGENCY DEBENTURES
(Cost $13,623,887)			$13,673,413

U.S. Treasury Obligations – 8.2%

U.S. Treasury Bonds
$1,500,000	8.88%	02/15/2019	$2,212,207
U.S. Treasury Interest-Only Stripped Securities(f)
400,000	0.00	02/15/2014	283,336
1,000,000	0.00	08/15/2014	692,827
U.S. Treasury Notes
6,400,000	3.75	05/15/2008	6,384,192
U.S. Treasury Principal-Only Stripped Securities(g)
1,300,000	0.00	02/15/2019	732,524
4,400,000	0.00	05/15/2020	2,333,320
5,500,000	0.00	11/15/2021	2,719,200
7,950,000	0.00	11/15/2022	3,754,307
300,000	0.00	11/15/2026	119,340

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,872,334)			$19,231,253

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
August 31, 2005

 GOLDMAN SACHS BALANCED FUND

		Expiration
Units	Description	Date	Value
Warrant* – 0.0%

280	Hayes Lemmerz International, Inc.	06/03/2006	$31
(Cost $625)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Repurchase Agreement(h) – 8.1%

Joint Repurchase Agreement Account II
$18,800,000	3.60%	09/01/2005	$18,800,000
Maturity Value: $18,801,881
(Cost $18,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $211,194,044)			$235,470,818

Shares	Description	Value
Securities Lending Collateral – 0.1%

170,000	Boston Global Investment Trust – Enhanced Portfolio	$170,000
(Cost $170,000)

TOTAL INVESTMENTS – 101.2%
(Cost $211,364,044)		$235,640,818

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency Description

$	=	U.S. Dollar	GBP	=	Great Britain Pound
ARS	=	Argentine Peso	ILS	=	Israeli Shekel
EUR	=	Euro Currency	MXN	=	Mexican Peso

(a)	All or portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 3,426,752, which represents approximately 1.5% of net assets as of August 31, 2005.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2005.

(d)	Perpetual Maturity. Maturity date presented represents the next call date.

(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(f)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate due to the amortization of related premiums or accretion of discounts.

(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Joint repurchase agreement was entered into on August 31, 2005.

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate
REITs	—	Real Estate Investment Trusts
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At August 31, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Purchase Contracts	Date	Settlement Date	Value	Gain

Polish Zloty	09/08/2005	$1,433,205	$1,513,661	$80,456

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Sale Contracts	Date	Settlement Date	Value	Loss

British Pound	09/20/2005	$101,156	$104,502	$(3,346)
Euro	09/28/2005	336,927	340,206	(3,279)
Israeli Shekel	10/21/2005	284,397	287,239	(2,842)
Mexican Peso	10/14/2005	1,437,042	1,438,297	(1,255)
Polish Zloty	09/08/2005	1,424,491	1,473,756	(49,265)

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$3,584,013	$3,644,000	$(59,987)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At August 31, 2005, futures contracts were open as follows:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Euro	18	September 2005	$4,323,375	$(473)
Euro	4	December 2005	959,200	(2,169)
Euro	5	March 2006	1,198,562	596
Euro	6	June 2006	1,437,900	(1,933)
Euro	(24)	September 2006	(5,750,100)	443
Euro	(6)	December 2006	(1,437,000)	(1,072)
Euro	3	March 2007	718,463	(130)
Euro	3	June 2007	718,350	808
Euro	3	September 2007	718,275	3,777
S&P 500 Index	300	September 2005	18,321,000	233,900
2 Year U.S. Treasury Notes	(20)	September 2005	(4,146,250)	(934)
10 Year U.S. Treasury Notes	(85)	December 2005	(9,526,641)	(88,085)
U.S. Treasury Bonds	56	September 2005	6,629,000	94,615
U.S. Treasury Bonds	8	December 2005	944,250	14,228

Total			$15,108,384	$253,571

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $18,800,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	3.60%	09/01/2005	$1,750,175,000

Barclays Capital PLC	800,000,000	3.60	09/01/2005	800,080,000

Bear Stearns & Co.	600,000,000	3.61	09/01/2005	600,060,166

Deutsche Bank Securities, Inc.	2,000,000,000	3.60	09/01/2005	2,000,200,000

Greenwich Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

J.P. Morgan Securities, Inc.	125,000,000	3.61	09/01/2005	125,012,535

UBS Warburg LLC	350,000,000	3.60	09/01/2005	350,035,000

Wachovia Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

TOTAL	$6,625,000,000			$6,625,662,701

At August 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.75% to 5.25% due 08/15/2006 to 09/16/2013; Federal Home Loan Mortgage Association, 0.00% to 9.50%, due 06/12/2006 to 09/01/2035 and Federal National Mortgage Association, 2.35% to 10.00%, due 04/05/2007 to 09/01/2035. The aggregate market value, including accrued interest, of the collateral was $6,769,757,519.

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
August 31, 2005

 GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At August 31, 2005, the following swap contracts were open as follows:

				Rate Type

		Notional		Payments	Payments
	Swap	Amount	Termination	made by	received by	Unrealized
Swap Type	Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)

Interest Rate	Banc of America Securities LLC	$6,300	05/05/2008	3 month LIBOR floating	4.41%	$16,070
Interest Rate	Banc of America Securities LLC	15,640	05/05/2008	3 month LIBOR floating	4.35%	22,611
Interest Rate	Banc of America Securities LLC	4,000	05/06/2008	3 month LIBOR floating	4.35%	5,748
Interest Rate	Banc of America Securities LLC	3,700	05/12/2008	3 month LIBOR floating	4.47%	13,514
Interest Rate	Banc of America Securities LLC	5,070	06/09/2008	3 month LIBOR floating	4.00%	(25,831)
Interest Rate	Banc of America Securities LLC	2,610	06/20/2008	3 month LIBOR floating	4.30%	1,058
Interest Rate	Banc of America Securities LLC	4,000	10/14/2008	3 month LIBOR floating	3.51%	(46,168)
Interest Rate	Banc of America Securities LLC	6,700	05/04/2011	4.53%	3 month LIBOR floating	(53,034)
Interest Rate	Banc of America Securities LLC	2,700	05/05/2011	4.58%	3 month LIBOR floating	(26,616)
Interest Rate	Banc of America Securities LLC	1,700	05/06/2011	4.54%	3 month LIBOR floating	(13,795)
Interest Rate	Banc of America Securities LLC	1,600	05/10/2011	4.64%	3 month LIBOR floating	(19,860)
Interest Rate	Banc of America Securities LLC	4,000	04/06/2012	3 month LIBOR floating	4.74%	147,118
Interest Rate	Banc of America Securities LLC	5,000	04/19/2012	3 month LIBOR floating	4.55%	123,535
Interest Rate	Banc of America Securities LLC	5,200	06/07/2016	4.36%	3 month LIBOR floating	60,440
Interest Rate	Banc of America Securities LLC	2,700	06/20/2016	4.62%	3 month LIBOR floating	(23,385)
Interest Rate	Banc of America Securities LLC	10,000	11/12/2019	5.07%	3 month LIBOR floating	(662,236)
Interest Rate	Banc of America Securities LLC	1,990	06/09/2036	3 month LIBOR floating	4.64%	(28,362)
Interest Rate	Banc of America Securities LLC	1,050	06/20/2036	3 month LIBOR floating	4.88%	24,008

TOTAL						$(485,185)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Statement of Assets and Liabilities

August 31, 2005

Assets:

Investment in securities, at value (identified cost $211,194,044)	$235,470,818
Securities lending collateral, at value	170,000
Cash(a)	2,331,518
Foreign currencies, at value (identified cost $35,070)	36,718
Receivables:
Investment securities sold	6,186,667
Due from broker	2,194,268
Dividends and interest, at value	906,159
Fund shares sold	272,092
Reimbursement from investment adviser	107,081
Forward foreign currency exchange contracts, at value	80,456
Other assets	232,825

Total assets	247,988,602

Liabilities:

Payables:
Investment securities purchased	13,548,868
Fund shares repurchased	590,684
Swap contracts, at value	485,185
Amounts owed to affiliates	238,960
Payable upon return of securities loaned	170,000
Forward foreign currency exchange contracts, at value	59,987
Accrued expenses	138,047

Total liabilities	15,231,731

Net Assets:

Paid in capital	212,979,075
Accumulated undistributed net investment income	77,128
Accumulated net realized loss on investments, futures, swaps and foreign currency related transactions	(4,366,057)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	24,066,725

NET ASSETS	$232,756,871

Net Assets
Class A	$195,531,040
Class B	29,092,570
Class C	6,080,346
Institutional	2,051,787
Service	1,128

Shares outstanding:
Class A	9,836,151
Class B	1,474,848
Class C	308,541
Institutional	101,980
Service	57

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	11,721,577

Net asset value, offering and redemption price per share:(b)
Class A	$19.88
Class B	19.73
Class C	19.71
Institutional	20.12
Service	19.89

(a)	Includes restricted cash of $2,270,000 relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $21.04. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Operations

For the Year Ended August 31, 2005

Investment income:

Interest (including securities lending income of $1,038)	$4,038,516
Dividends(a)	2,738,686

Total income	6,777,202

Expenses:

Management fees	1,479,382
Distribution and Service fees(b)	837,152
Transfer Agent fees(c)	426,562
Custody and accounting fees	213,205
Printing fees	82,059
Registration fees	88,721
Professional fees	50,320
Trustee fees	16,254
Service share fees	16
Other	60,917

Total expenses	3,254,588

Less — expense reductions	(392,515)

Net expenses	2,862,073

NET INVESTMENT INCOME	3,915,129

Realized and unrealized gain (loss) on investment, futures, swaps and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	7,654,385
Futures transactions	1,265,883
Swap contracts	(45,099)
Foreign currency related transactions	(181,922)
Payment by affiliates to reimburse certain security claims	46,137
Net change in unrealized gain (loss) on:
Investments	5,605,326
Futures	522,425
Swap contracts	(489,639)
Translation of assets and liabilities denominated in foreign currencies	31,064

Net realized and unrealized gain on investment, futures, swaps and foreign currency transactions	14,408,560

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,323,689

(a)	Foreign taxes withheld on dividends were $1,603.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $466,557, $309,690 and $60,905 respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $354,583, $58,841, $11,572, $1,565 and $1, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2005	August 31, 2004

From operations:

Net investment income	$3,915,129	$3,009,484
Net realized gain from investment, futures, swaps and foreign currency related transactions	8,693,247	10,736,870
Payment by affiliates to reimburse certain security claims	46,137
Payments by affiliates for voluntary reimbursement	—	37,088
Net change in unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	5,669,176	4,620,540

Net increase in net assets resulting from operations	18,323,689	18,403,982

Distributions to shareholders:

From net investment income:
Class A Shares	(3,571,386)	(3,147,466)
Class B Shares	(369,146)	(397,901)
Class C Shares	(72,134)	(78,651)
Institutional Shares	(505,685)	(52,780)
Service Shares	(58)	(168)

Total distributions to shareholders	(4,518,409)	(3,676,966)

From share transactions:

Proceeds from sales of shares	127,175,180	57,208,289
Reinvestment of dividends and distributions	4,384,774	3,540,780
Cost of shares repurchased	(121,041,765)	(33,265,626)

Net increase in net assets resulting from share transactions	10,518,189	27,483,443

TOTAL INCREASE	24,323,469	42,210,459

Net assets:

Beginning of year	208,433,402	166,222,943

End of year	$232,756,871	$208,433,402

Accumulated undistributed net investment income	$77,128	$343,383

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent fair value pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains or from paid-in capital, depending on the type of book/tax differences that may exist.
     In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, the Fund may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of their custodian, with a daily mark to market value equal to or greater than the market value of the corresponding transactions.

G. Forward Sales Contracts — The Fund may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P., (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2005, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

J. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker, or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

K. Swap Contracts — The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

     Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.
     The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contracts are recorded as realized gains or losses.
     Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts.

L. Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

     During the settlement period between sale and repurchase, the Fund will not be entitled to accrued interest and/or receive principal payments on the securities sold. Dollar rolls transactions involve the risk that the market value of the securities sold

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which results in the following annual Management Fee rates:

Average Daily Net Assets	Annual Rate

Up to $1 billion	0.65%

Next $1 billion	0.59

Over $2 billion	0.56

Prior to July 1, 2005, the Fund’s Management Fee as an annual percentage rate of average daily net assets was 0.65%.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

     For the year ended August 31, 2005, GSAM reimbursed approximately $365,800. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2005, custody fees were reduced by approximately $3,700.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2005, Goldman Sachs has advised the Fund that it retained approximately $169,100 and $100 from Class A and Class C Shares, respectively, and did not retain any amounts from Class B Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares. Goldman Sachs, as Transfer Agent, voluntarily made a payment to the Fund of approximately $23,000 related to certain earnings credits that reduced transfer agent fees.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2005

3. AGREEMENTS (continued)
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.
     At August 31, 2005, the amounts owed to affiliates were approximately $129,400, $72,000 and $37,600 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities from long-term securities for the year ended August 31, 2005, were $507,949,586 and $485,218,491, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $356,676,773 and $348,501,384, respectively. For the year ended August 31, 2005, Goldman Sachs earned approximately $19,100 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Fund.
     During the year ended August 31, 2005, GSAM reimbursed the Fund $46,137 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended August 31, 2005, is reported parenthetically on the Statement of Operations. A portion of this amount, $157, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended August 31, 2005, BGA earned $183 in fees as securities lending agent. At August 31, 2005, the Fund loaned securities having a market value of $168,600 collateralized by cash in the amount of $170,000, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to .10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

GOLDMAN SACHS BALANCED FUND

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended August 31, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2005 were as follows:

	For the Year Ended August 31

	2005	2004

Distributions paid from:
Ordinary income	$4,518,409	$3,676,966

Total taxable distributions	$4,518,409	$3,676,966

As of August 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$459,613
Capital loss carryforward — Expiring August 31, 2011	(1,237,356)
Timing differences (deferred straddle losses and swap receivable)	(522,256)
Unrealized gains (losses) — net	21,077,795

Total accumulated earnings — net	$19,777,796

At August 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$214,056,162

Gross unrealized gain	109,288,377
Gross unrealized loss	(87,703,721)

Net unrealized security gain	$21,584,656

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net marked-to-market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes and differing treatment of amortization of market premium, and differences related to the tax treatment of partnership investments.

8. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $337,025 from accumulated net realized loss on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of foreign currency, swap losses and amortization of market premium.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2005

9. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, GSAMI, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

GOLDMAN SACHS BALANCED FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	August 31, 2005		August 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,138,228	$41,281,758	2,705,371	$49,023,901
Reinvestments of dividends and distributions	182,039	3,493,184	169,748	3,074,730
Shares converted from Class B(a)	39,835	776,769	568	10,554
Shares repurchased	(1,619,164)	(31,412,748)	(1,341,102)	(24,499,970)

	740,938	14,138,963	1,534,585	27,609,215

Class B Shares
Shares sold	216,624	4,147,362	337,992	6,076,433
Reinvestments of dividends and distributions	17,477	332,843	19,764	355,560
Shares converted to Class A(a)	(40,137)	(776,769)	(572)	(10,554)
Shares repurchased	(399,435)	(7,682,174)	(327,967)	(5,941,731)

	(205,471)	(3,978,738)	29,217	479,708

Class C Shares
Shares sold	83,750	1,617,080	111,692	2,019,828
Reinvestments of dividends and distributions	3,172	60,368	3,699	66,467
Shares repurchased	(92,601)	(1,787,640)	(137,822)	(2,481,345)

	(5,679)	(110,192)	(22,431)	(395,050)

Institutional Shares
Shares sold	4,061,025	80,122,432	4,652	85,782
Reinvestments of dividends and distributions	25,451	498,321	2,424	43,855
Shares repurchased	(4,098,443)	(80,152,626)	(17,856)	(328,688)

	(11,967)	468,127	(10,780)	(199,051)

Service Shares
Shares sold	333	6,548	128	2,345
Reinvestments of dividends and distributions	3	58	10	168
Shares repurchased	(334)	(6,577)	(756)	(13,892)

	2	29	(618)	(11,379)

NET INCREASE	517,823	$10,518,189	1,529,973	$27,483,443

(a)	Class B Shares automatically convert in Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS BALANCED FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$18.63	$0.36	(d)	$1.26		$1.62	$(0.37)	$—	$(0.37)
2005 - B	18.49	0.21	(d)	1.26		1.47	(0.23)	—	(0.23)
2005 - C	18.47	0.21	(d)	1.26		1.47	(0.23)	—	(0.23)
2005 - Institutional	18.66	0.47	(d)	1.44		1.91	(0.45)	—	(0.45)
2005 - Service	18.67	0.33	(d)	1.27		1.60	(0.38)	—	(0.38)

2004 - A	17.21	0.31		1.48		1.79	(0.37)	—	(0.37)
2004 - B	17.08	0.17		1.47		1.64	(0.23)	—	(0.23)
2004 - C	17.07	0.17		1.47		1.64	(0.24)	—	(0.24)
2004 - Institutional	17.24	0.38		1.48		1.86	(0.44)	—	(0.44)
2004 - Service	17.25	0.28		1.49		1.77	(0.35)	—	(0.35)

2003 - A	16.28	0.40		0.96		1.36	(0.43)	—	(0.43)
2003 - B	16.16	0.28		0.95		1.23	(0.31)	—	(0.31)
2003 - C	16.15	0.28		0.94		1.22	(0.30)	—	(0.30)
2003 - Institutional	16.31	0.47		0.95		1.42	(0.49)	—	(0.49)
2003 - Service	16.30	0.39		0.97		1.36	(0.41)	—	(0.41)

2002 - A	18.34	0.47	(e)	(2.03	)(e)	(1.56)	(0.50)	—	(0.50)
2002 - B	18.21	0.33	(e)	(2.01	)(e)	(1.68)	(0.37)	—	(0.37)
2002 - C	18.19	0.33	(e)	(2.00	)(e)	(1.67)	(0.37)	—	(0.37)
2002 - Institutional	18.38	0.54	(e)	(2.04	)(e)	(1.50)	(0.57)	—	(0.57)
2002 - Service	18.35	0.44	(e)	(2.02	)(e)	(1.58)	(0.47)	—	(0.47)

2001 - A	21.42	0.54		(2.62)		(2.08)	(0.74)	(0.26)	(1.00)
2001 - B	21.27	0.39		(2.60)		(2.21)	(0.59)	(0.26)	(0.85)
2001 - C	21.25	0.39		(2.60)		(2.21)	(0.59)	(0.26)	(0.85)
2001 - Institutional	21.46	0.62		(2.62)		(2.00)	(0.82)	(0.26)	(1.08)
2001 - Service	21.41	0.55		(2.65)		(2.10)	(0.70)	(0.26)	(0.96)

(a)	Calculated based on average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Includes the effect of mortgage dollar roll transactions.
(d)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.
(e)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $ 0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(f)	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06% respectively.

GOLDMAN SACHS BALANCED FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income to		total expenses	income		Portfolio
value, end	Total	year	to average	average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate(c)

$19.88	8.80%	$195,531	1.14%	1.84	%(d)	1.31%	1.67	%(d)	228%
19.73	8.00	29,093	1.89	1.10	(d)	2.06	0.93	(d)	228
19.71	8.00	6,080	1.89	1.09	(d)	2.06	0.92	(d)	228
20.12	10.36 (f)	2,052	0.80 (f)	2.14	(d)	0.93	2.01	(d)	228
19.89	8.66	1	1.24	1.68	(d)	1.41	1.51	(d)	228

18.63	10.47	169,436	1.15	1.68		1.30	1.53		208
18.49	9.67	31,067	1.90	0.93		2.05	0.78		208
18.47	9.63	5,803	1.90	0.93		2.05	0.78		208
18.66	10.88	2,127	0.75	2.08		0.90	1.93		208
18.67	10.34	1	1.25	1.63		1.40	1.48		208

17.21	8.54	130,111	1.16	2.43		1.38	2.21		192
17.08	7.73	28,204	1.91	1.69		2.13	1.47		192
17.07	7.72	5,746	1.91	1.69		2.13	1.47		192
17.24	8.95	2,150	0.76	2.85		0.98	2.63		192
17.25	8.53	12	1.26	2.36		1.48	2.14		192

16.28	(8.67)	100,541	1.16	2.61	(e)	1.38	2.39	(e)	169
16.16	(9.38)	23,871	1.91	1.86	(e)	2.13	1.64	(e)	169
16.15	(9.34)	5,377	1.91	1.86	(e)	2.13	1.64	(e)	169
16.31	(8.33)	2,157	0.76	3.01	(e)	0.98	2.79	(e)	169
16.30	(8.79)	10	1.26	2.49	(e)	1.48	2.27	(e)	169

18.34	(9.95)	109,350	1.15	2.78		1.34	2.59		187
18.21	(10.62)	28,316	1.90	2.03		2.09	1.84		187
18.19	(10.63)	7,113	1.90	2.03		2.09	1.84		187
18.38	(9.56)	2,379	0.75	3.18		0.94	2.99		187
18.35	(10.06)	16	1.25	2.84		1.44	2.65		187

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund (the “Fund”), one of the portfolios constituting the Goldman Sachs Trust, at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2005

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 through August 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid for the
	Beginning Account Value	Ending Account Value		6 months ended
Share Class	3/1/05	8/31/05		8/31/05*

Class A
Actual	$1,000	$1,028.00		$5.88
Hypothetical 5% return	1,000	1,019.41	+	5.86

Class B
Actual	1,000	1,024.40		9.69
Hypothetical 5% return	1,000	1,015.63	+	9.65

Class C
Actual	1,000	1,024.30		9.69
Hypothetical 5% return	1,000	1,015.63	+	9.65

Institutional
Actual	1,000	1,040.30		4.21
Hypothetical 5% return	1,000	1,021.08	+	4.17

Service
Actual	1,000	1,025.40		6.39
Hypothetical 5% return	1,000	1,018.90	+	6.37

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.15%, 1.90%, 1.90%, 0.82%@ and 1.25% for Class A, Class B, Class C, Institutional Class and Service Class, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

@	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in expense ratio of 0.07%.

 GOLDMAN SACHS BALANCED FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s voluntary undertaking to reimburse certain expenses of the Fund that exceed a specified level; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Fund under the Management Agreement; (d) the relative expense levels of the Fund; (e) the Investment Adviser’s profitability with respect to the Trust and the Fund; (f) the quality of the services provided to the Fund; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Fund’s investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Fund’s other service providers; and (j) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Fund, expense trends over time, and the proposed breakpoints in the contractual fee rates under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended additional sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities

GOLDMAN SACHS BALANCED FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmarks. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its risk profile. The Trustees believed that the Fund was providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Fund.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to a category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. In addition, the Trustees noted the Investment Adviser’s existing voluntary undertaking to limit the Fund’s total expense ratios (excluding certain expenses) to specified levels.
     The Board of Trustees also considered the reduction in the contractual fee rate under the Management Agreement for the Fund that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Meeting the Board approved the implementation of breakpoints in the Fund’s contractual management fee rate at the following annual percentages of the average daily net assets of the Fund:

Balanced Fund

Up to $1 billion	0.65%
Next $1 billion	0.59
Over $2 billion	0.56

The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.

     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.

 GOLDMAN SACHS BALANCED FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

     After deliberation, the Trustees concluded that the management fee paid by the Fund was reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS BALANCED FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present) and Trustee Emeriti, Retirement Health Solutions (post retirement and medical insurance program for non profit institutions) (Since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Lawson Products Inc. (distributor of industrial products).

 GOLDMAN SACHS BALANCED FUND

Trustees and Officers
Independent Trustees (Unaudited) (continued)

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	65	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2005, the Trust consisted of 59 portfolios, including the Fund described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS BALANCED FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Name, Age And Address

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 GOLDMAN SACHS BALANCED FUND

Goldman Sachs Trust — Balanced Fund — Tax Information (Unaudited)

For the year ended August 31, 2005, 56.15% of the dividends paid from net investment company taxable income by the Balanced Fund qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2005, the Balanced Fund designates 59.75% of the dividends it paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

# Goldman Sachs Funds

## THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

**Strong, Consistent Investment Results**

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

**Innovative, Value-Added Investment Products**

- Thoughtful Solutions
- Risk Management

**Outstanding Client Service**

- Dedicated Service Teams
- Excellence and Integrity

## GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

### International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

### Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Small/Mid-Cap Growth Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

### Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

### Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- U.S. Equity Dividend and Premium Fund
- Real Estate Securities Fund

### Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

### Money Market Funds[1]

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are registered service marks of Goldman, Sachs & Co.

F U N D S P R O F I L E Goldman Sachs Funds Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world and $482.1 billion in assets under management as of June 30, 2005 our investment professionals bring firsthand knowledge THE GOLDMAN of local markets to every investment decision, making us one of the few truly global asset SACHS ADVANTAGE managers. Our goal is to deliver: G O L D M A N S A C H S F U N D S Strong, Consistent In building a globally diversified Investment Results portfolio, you can select from more than 50 Goldman Sachs Funds and gain access Global Resources and Global Research to investment opportunities across borders, investment styles, asset classes Team Approach and security capitalizations. Disciplined Processes Innovative, Value-Added Investment Products Thoughtful Solutions Risk Management Specialty Funds Tollkeeper Fund(SM) CORE(SM)Tax-Managed Equity Fund Outstanding U.S. Equity Dividend and Client Service Premium Fund Domestic Equity Funds Real Estate Securities Fund Small Cap Value Fund Dedicated Service CORE(SM)Small Cap Equity Fund Fixed Income Funds Teams Small/Mid-Cap Growth Fund Emerging Markets Debt Fund Excellence and Mid Cap Value Fund High Yield Fund Integrity International Equity Funds Concentrated Growth Fund High Yield Municipal Fund Asia Growth Fund Growth Opportunities Fund Global Income Fund Emerging Markets Equity Fund Research Select Fund(SM) Investment Grade Credit Fund International Growth Strategic Growth Fund Core Fixed Income Fund Opportunities Fund Capital Growth Fund U.S. Mortgages Fund Japanese Equity Fund Large Cap Value Fund Municipal Income Fund European Equity Fund Growth and Income Fund Government Income Fund International Equity Fund CORE(S M)Large Cap Growth Fund Short Duration Tax-Free Fund CORE(SM)International Equity Fund CORE(SM)Large Cap Value Fund Short Duration Government Fund CORE(SM)U.S. Equity Fund Ultra-Short Duration Government Fund Asset Allocation Funds Enhanced Income Fund Balanced Fund Asset Allocation Portfolios Money Market Funds(1) (1)An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. The Goldman Sachs Research Select Fund(SM), Tollkeeper Fund(SM)and CORE(SM)are registered service marks of Goldman, Sachs Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS CO. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other f actors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Fund s Form N-Q will become available on the SEC s website at http://www.sec.gov within 60 days after the Fund s first and third fiscal quarters. When available, the Fund s Forms N-Q may be reviewed and copied at the SEC s Pu blic Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The Fund may make substantial investments in derivative instruments, including options, financial features, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments, risks of default by a counterparty, and the risks that transactions may not be liquid. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs Co. All rights reserved. Date of first use: October 30, 2005 / 05-1621 BALAR /13.5K / 10-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2005	2004	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$762,000	$701,500	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$427,000	$422,500	Financial statement audits
Audit-Related Fees:
•PwC	$214,600	$198,800	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$176,800	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
•E&Y	$84,850	$75,650	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
All Other Fees:
•E&Y	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2005	2004	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$683,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$18,325	$0	Audit related time borne by the funds’ adviser
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$0	$16,000	Review of form N-14 for
			purposes of consent issuance.
•E&Y	$10,000	$8,000	Review of form N-14 for
			purposes of consent issuance.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $391,400 and $374,700, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 26, 2004 and November 28, 2003 were approximately $3.9 million and $4.2 million, respectively.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $84,850 and $75,650, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: November 10, 2005